                                                                     EXHIBIT 4.1

                         CONSENT OF INDEPENDENT AUDITORS

         We consent to the reference to our firm under the caption "Experts-Independent Auditors" and to the use of our report dated January 2, 2003 in the Amendment No. 1 to the Registration Statement (File No. 333-102056) and related Prospectus of Claymore Securities Defined Portfolios, Series 142.

                                                      /s/ GRANT THORNTON LLP
                                                          GRANT THORNTON LLP

Chicago, Illinois
January 2, 2003